Exhibit 99.3

SETTLEMENT AGREEMENT
AND FULL AND FINAL MUTUAL RELEASE

This SETTLEMENT AGREEMENT AND FULL AND FINAL MUTUAL RELEASE (“Settlement Agreement”) is entered into and made effective as of September 4, 2020 (the “Effective Date”), by and between South Plains Financial, Inc. (“SPFI”) and City Bank (collectively, the “Plaintiffs”), on the one hand, and R. Jay Phillips (“Respondent” or “Mr. Phillips”) on the other hand.  Plaintiffs and Respondent may be referenced in this Settlement Agreement singularly as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, SPFI, SPFI Merger Sub, Inc., City Bank, and West Texas State Bank (“WTSB”) entered into an Agreement and Plan of Merger, dated as of July 25, 2019 (the “Merger Agreement”);

WHEREAS, on or about April 8, 2020, Plaintiffs filed a petition in the 72nd District Court of Lubbock County, Texas, Cause No. 2020539381, against Mr. Phillips (the “Lawsuit”);

WHEREAS, in the Lawsuit, Plaintiffs asserted claims against Mr. Phillips for common law fraud, fraudulent inducement, Texas securities fraud, fraud in a stock transaction, and for declaratory relief;

WHEREAS, Mr. Phillips filed counterclaims against City Bank on May 6, 2020, and asserted claims for declaratory judgment, specific performance for payment of expenses, and attorney’s fees;

WHEREAS, Mr. Phillips and City Bank vigorously deny and dispute all claims and factual allegations made against them in connection with the Lawsuit;

WHEREAS, Plaintiffs and Mr. Phillips held a mediation on August 20, 2020;

WHEREAS, as further described herein, the Parties wish to settle any and all claims of any kind or nature relating to the negotiation, execution and consummation of the transactions contemplated under or in connection with the Merger Agreement, including without limitation, the matters, claims, or counterclaims that were asserted or could have been asserted in the Lawsuit, and to avoid the risk, inconvenience, and expense of continued litigation of the Lawsuit or other potential litigation;

WHEREAS, the Parties desire to enter into this Settlement Agreement in order to provide for a certain settlement payment to be made by Mr. Phillips as full and final satisfaction, settlement, and discharge of all claims asserted in the Lawsuit and all other potential claims by and between the Parties relating to or arising out of the negotiation, execution, and consummation of the Merger Agreement; and

WHEREAS, the Parties desire through this Settlement Agreement to further provide for the release of all claims and potential claims by and between the Parties and specified others relating to or arising out of the negotiation, execution, and consummation of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, payments, and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby fully acknowledged by all Parties to this Settlement Agreement, the Parties agree as follows:

AGREEMENTS

1.	Settlement Payment

1.1
Settlement Amount.  Subject to and in consideration for the releases of all claims described in Section 2 below, and in consideration of the parties’ dismissals of claims with prejudice described in Section 3 below, and all other good and valuable consideration described herein, Mr. Phillips shall pay or cause to be paid the Settlement Amount as set forth and in the manner indicated in Subsections 1.2 and 1.3 below.  .

1.2	Payment. Mr. Phillips agrees to make a single payment equaling a total sum of One Million Dollars ($1,000,000.00) (the “Settlement Amount”), by wire transfer to the following account:

Hunton Andrews Kurth LLP
Trust Payments
Bank:
Account Name:
Account Number:
ABA Transit Routing Number for WIRES:
ABA Transit Routing Number for ACH Payments:
Swift Code (International):
Information with Wire:

1.3	Timing and Method of Payments. The Settlement Amount described in Subsection 1.2 shall be paid on or before September 15, 2020.

1.4	Taxes. Plaintiffs are solely responsible for the payment of any and all taxes that may be due as a result of receiving payment of the Settlement Amount.

SETTLEMENT AGREEMENT AND FULL AND FINAL MUTUAL RELEASE – PAGE 2

2.	Full and Final Mutual Releases Between the Parties

2.1
Releases of the Parties.  Subject to and in exchange for the consideration described or otherwise provided for herein, Plaintiffs, on the one hand, and Mr. Phillips, on the other hand, hereby completely and mutually release, acquit, and forever discharge, on behalf of themselves and their predecessors, successors and assigns, any and all claims and potential claims of any kind, nature, or description, whether known or unknown, now existing or hereafter arising, relating to the negotiation, execution, and consummation of the transactions contemplated under or in connection with the Merger Agreement, including, but not limited to, a release of such matters, claims, counterclaims, third-party claims, amended claims, new claims, demands, actions, causes of action, alleged damages, attorneys’ fees, and costs that were asserted or could have been asserted in the Lawsuit against each other or against any of their parent companies, related companies, affiliates, subsidiaries, owners, officers, directors, stockholders, private investors, principals, partners, employees, predecessors and successors in interest, assigns, heirs, lienholders, indemnitors, attorneys, agents, representatives, trustees, receivers, executors, and administrators. Notwithstanding the foregoing, the Parties reserve and do not waive any claims arising from rights or obligations within this Settlement Agreement.

2.2
Releases of WTSB Officers, Directors, and Shareholders.  Without limiting the foregoing Subsection 2.1, the Releases described in Subsection 2.1 include the release of all claims and potential claims of any kind, description, or nature, whether known or unknown, now existing or hereafter arising, relating to the negotiation, execution, or consummation of the transactions contemplated under or in connection with the Merger Agreement that the Plaintiffs could have asserted against any person who, prior to the Effective Date of the Merger Agreement, was an officer, director, partner, member, employee, agent, or shareholder of WTSB (collectively, the “WTSB Released Parties”; individually a “WTSB Released Party”).  Notwithstanding the foregoing and any release herein, Plaintiffs reserve and do not release any claims or counterclaims either may have or come to have against a WTSB Released Party should such WTSB Released Party assert a claim against Plaintiffs related in any way to the Merger Agreement, as such claims and counterclaims are expressly preserved.

2.3
Acknowledgement of Releases. The Parties acknowledge and agree that the releases and discharges set forth above constitute binding releases.  Each of the Parties knowingly waives, and assumes the risk of waiving, any and all claims of any nature whatsoever that are released or discharged by the Settlement Agreement, but which such Party does not know or suspect to exist as of the Effective Date, including without limitation all claims which, if known, would have materially affected each Party’s decision to enter into this Settlement Agreement.  Each Party hereby confirms that he or it understands that facts relating to the Lawsuit or the Merger Agreement may turn out to be other than or different from the facts now known or believed to be true.  Each Party knowingly assumes such risks and acknowledges and agrees that this Settlement Agreement shall remain in full effect and shall not be subject to termination or revocation by discovery of any such facts.

3.	Dismissal of the Lawsuit with Prejudice

 Immediately after, but no later than three (3) business days of the full execution of this Settlement Agreement by all Parties and receipt by Plaintiffs (or their counsel) of the Settlement Amount, Plaintiffs and Mr. Phillips will file a joint motion for dismissal and a proposed order of dismissal, in the form as the attached Exhibits A and B to this Settlement Agreement, and request that the Court dismiss with prejudice all claims asserted by, between, or against each other in the Lawsuit, with all costs and attorneys’ fees to be taxed against and borne by the Party incurring same.  Plaintiffs’ counsel will be responsible for filing the dismissal papers with the Court.

SETTLEMENT AGREEMENT AND FULL AND FINAL MUTUAL RELEASE – PAGE 3

4.	Authority and Competence

 The Parties represent, and their respective representatives who execute this Settlement Agreement on their behalves, represent and warrant that they (i) are legally competent to enter into this Settlement Agreement; and (ii) possess the authority to enter into this Settlement Agreement.

5.	Entire Agreement

 The Parties agree that this Settlement Agreement reflects the entire agreement between the Parties and supersedes any and all prior agreements, arrangements, representations, warranties, assurances, or understandings between the Parties with respect to the Lawsuit or any other matters covered by this Settlement Agreement.

6.	Understanding and Construction of This Settlement Agreement

6.1
Understanding of Settlement Agreement. The Parties represent that they have read this Settlement Agreement prior to its execution and have discussed it with their respective counsel and fully understand it.  The Parties also represent that, in agreeing to enter into this Settlement Agreement, they are not relying on any  representations of any Party or third-party regarding the Settlement Agreement or its terms, unless such representation has been expressly set forth and described in its entirety within the four corners of the Settlement Agreement itself.

6.2
Construction of Settlement Agreement. This Settlement Agreement shall be construed without regard to which of the Parties drafted it, and the language in this Settlement Agreement shall be deemed to be the language chosen by all Parties to express their mutual intent.  No rule of strict construction against any Party shall be applied to any term or provision of this Settlement Agreement.

7.	No Admissions by Any Party to this Settlement Agreement

 The Parties expressly deny any and all allegations made against them in the Lawsuit.  The Parties agree that this Settlement Agreement is made to buy peace, to settle vigorously contested claims, and to avoid the expense and inconvenience of further litigation concerning the Lawsuit or potential future suits related to facts alleged in the Lawsuit or related to the Merger Agreement.  No payment, agreement, statement, representation, or warranty contained in this Settlement Agreement, nor the simple existence of the Settlement Agreement itself, is intended to be or should be construed as an admission of fault or liability by any Party.

SETTLEMENT AGREEMENT AND FULL AND FINAL MUTUAL RELEASE – PAGE 4

8.	Modification

 This Settlement Agreement may not be amended, supplemented, modified, or altered in any way except in writing and signed by all Parties who are affected by such future amendment, supplementation, modification, or alteration.

9.	Severability

 The unenforceability or invalidity of any provision in this Settlement Agreement shall not render unenforceable or invalidate any other provision of this Settlement Agreement, and, provided that any remaining provisions collectively reflect the overall bargain of the Parties, such remaining provisions shall remain in full force and effect, shall not be affected by the severance of any illegal, invalid, or unenforceable provision from this Settlement Agreement, and shall be interpreted to the full extent possible to reflect the intention of the Parties as of the Effective Date of this Settlement Agreement.

10.	Governing Law, Venue, and Jurisdiction

 This Settlement Agreement shall be governed by, construed in accordance with, and enforced by the laws of the State of Texas, and the Parties hereby submit to the exclusive jurisdiction of the respective federal and state courts in and of the State of Texas, and irrevocably waive and agree not to assert whatever rights they may have to challenge or dispute such jurisdiction or venue therein, in the event of any dispute arising out of or related to this Settlement Agreement.  The Parties agree that any action brought to enforce, challenge, interpret, or set aside this Settlement Agreement, may be brought only in Lubbock County, Texas; provided, however, that any judgment entered by a Texas court may be transferred to any other jurisdiction if necessary to enforce or collect upon such judgment or order.

11.	Benefit and Burden

 This Settlement Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, administrators, successors, assigns, executors, beneficiaries, parent companies, affiliated companies, employees, agents, attorneys, directors, officers, insurers, and legal representatives, whether a signatory or not.

12.	Multiple Counterparts

 This Settlement Agreement may be executed in multiple, identically worded counterparts, and each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.	Representations and Warranties by Hance Scarborough LLP Regarding Payment

 The following representations and warranties are made by Hance Scarborough LLP:

SETTLEMENT AGREEMENT AND FULL AND FINAL MUTUAL RELEASE – PAGE 5

13.1	The Settlement Amount of $1,000,000.00 is currently being held in Hance Scarborough LLP’s IOLTA account;

13.2
Hance Scarborough LLP is prepared to release the $1,000,000.00 in its IOLTA account to Hunton Andrews Kurth LLP in accordance with the terms of Section 1.2 of this Settlement Agreement upon the execution of this Settlement Agreement by all Parties; and

13.3
Once the Settlement Agreement is signed and executed by all Parties, Hance Scarborough LLP will promptly and no later than September 15, 2020, transmit the $1,000,000.00 in its IOLTA account to Hunton Andrews Kurth LLP in accordance with the terms of Section 1.2 of this Settlement Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed by their duly authorized representatives as set forth below:

SOUTH PLAINS FINANCIAL, INC.:

/s/ Cory T. Newsom	09-04-2020
Cory Newsom, Authorized Representative	Date

CITY BANK:

/s/ Cory T. Newsom	09-04-2020
Cory Newsom, Authorized Representative	Date

R. JAY PHILLIPS:

/s/ R. Jay Phillips	09-04-2020
R. Jay Phillips	Date

HANCE SCARBOROUGH LLP (FOR SECTION 13 ONLY):

/s/ Terry Scarborough	09-04-2020
Terry Scarborough	Date

SETTLEMENT AGREEMENT AND FULL AND FINAL MUTUAL RELEASE – PAGE 6

Exhibit 99.3

EXHIBIT A

Exhibit 99.3

CAUSE NO. 2020539381

SOUTH PLAINS FINANCIAL, INC. and CITY BANK	§	IN THE DISTRICT COURT OF
§
Plaintiffs,	§
§
v.	§	72nd JUDICIAL DISTRICT
§
R. JAY PHILLIPS and WEST TEXAS STATE BANK,	§
§
Defendants.	§	LUBBOCK COUNTY, TEXAS

JOINT MOTION TO DISMISS WITH PREJUDICE

Plaintiffs South Plains Financial, Inc. and City Bank (collectively, “Plaintiffs”) and Defendant R. Jay Phillips file this Joint Motion to Dismiss with Prejudice all claims and counterclaims asserted against each other in the above-styled cause.  No further controversy remains that requires resolution by the Court.  Accordingly, Plaintiffs and Mr. Phillips jointly request that the Court dismiss this case in its entirety with prejudice.
.

Dated: September ____, 2020	Respectfully Submitted,

/s/ DRAFT
Eric R. Hail
State Bar No. 24047579
ehail@huntonak.com
Ted A. Huffman
State Bar No. 24089015
thuffman@huntonak.com
HUNTON ANDREWS KURTH LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Telephone: (214) 979-3000
Facsimile: (214) 880-0011

/s/ DRAFT
Nathaniel R. Lee
State Bar No. 24092677
nathan.lee@alston.com
ALSTON & BIRD LLP
2200 Ross Avenue, Suite 2300
Dallas, Texas  75201
Telephone: (214) 922-3400
Facsimile: (214) 922-3899
nathan.lee@alston.com

-and-

ATTORNEYS FOR PLAINTIFFS
Terry L. Scarborough
State Bar No. 17716000
tscarborough@hslawmail.com
V. Blayre Peña
State Bar No. 24050372
bpena@hslawmail.com
HANCE SCARBOROUGH, LLP
400 W. 15th Street, Suite 950
Austin, Texas 78701
Telephone: (512) 479-8888
Facsimile: (512) 482-6891

ATTORNEYS FOR
DEFENDANT/COUNTER-PLAINTIFF R.
JAY PHILLIPS

CERTIFICATE OF SERVICE

The undersigned hereby certifies that a true and correct copy of the foregoing document was served in accordance with the Texas Rules of Civil Procedure on this ____ day of September 2020:

/s/ DRAFT
Eric R. Hail

JOINT MOTION TO DISMISS WITH PREJUDICE – PAGE 2

Exhibit 99.3

EXHIBIT B

CAUSE NO. 2020539381

SOUTH PLAINS FINANCIAL, INC. and CITY BANK	§	IN THE DISTRICT COURT OF
§
Plaintiffs,	§
§
v.	§	72nd JUDICIAL DISTRICT
§
R. JAY PHILLIPS and WEST TEXAS STATE BANK,	§
§
Defendants.	§	LUBBOCK COUNTY, TEXAS

ORDER GRANTING JOINT MOTION TO DISMISS WITH PREJUDICE

Having considered Plaintiffs and Defendant R. Jay Phillips’s Joint Motion to Dismiss with Prejudice, the Court hereby finds that it should be GRANTED.

It is therefore ORDERED, ADJUDGED, AND DECREED that all of Plaintiffs and Mr. Phillips’s claims and counterclaims asserted against each other, or that could have been asserted in the above captioned action, are hereby DISMISSED WITH PREJUDICE.  Each party to this action is to bear its own attorneys’ fees and costs.

Signed this ____ day of  September, 2020.

JUDGE PRESIDING

APPROVED AS TO FORM AND SUBSTANCE:

/s/ DRAFT
Eric R. Hail
State Bar No. 24047579
ehail@huntonak.com
Ted A. Huffman
State Bar No. 24089015
thuffman@huntonak.com
HUNTON ANDREWS KURTH LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Telephone: (214) 979-3000
Facsimile: (214) 880-0011

/s/ DRAFT
Nathaniel R. Lee
State Bar No. 24092677
nathan.lee@alston.com
ALSTON & BIRD LLP
2200 Ross Avenue, Suite 2300
Dallas, Texas  75201
Telephone: (214) 922-3400
Facsimile: (214) 922-3899
nathan.lee@alston.com

-and-

ATTORNEYS FOR PLAINTIFFS
Terry L. Scarborough
State Bar No. 17716000
tscarborough@hslawmail.com
V. Blayre Peña
State Bar No. 24050372
bpena@hslawmail.com
HANCE SCARBOROUGH, LLP
400 W. 15th Street, Suite 950
Austin, Texas 78701
Telephone: (512) 479-8888
Facsimile: (512) 482-6891

ATTORNEYS FOR
DEFENDANT/COUNTER-PLAINTIFF R.
JAY PHILLIPS